Acquisition of Jerritt Canyon Canada Ltd. - Disclosure of Detailed Information About Significant unobservable inputs used in fair value measurement of consideration warrants (Details) - Jerritt Canyon Canada Ltd. [Member] - Sprott Mining Inc [Member] - Consideration Warrants [Member]
$ / shares in Units, $ in Thousands
1 Months Ended
Apr. 30, 2021 USD ($) $ / shares
Disclosure of detailed information about business combination [line items]
Stock price (as of opening on April 30, 2021)	$ 15.59
Exercise price of consideration warrants	$ 20.00
Term (years)	3 years
Volatility	55.00%
Annual rate of quarterly dividends	0.00%
Discount rate - bond equivalent yield	0.50%
Total fair value of warrants | $	$ 23,150